AMENDMENT NO. 4 TO
MASTER SERVICESAGREEMENT

This Amendment No. 4 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of January 1, 2014 and effective January 1, 2014 by and between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.	Amendment to Schedule 7, Affiliates of Symetra. Schedule 7, Affiliates of Symetra is hereby replaced in its entirety with the attached Schedule 7.

2.	Amendment to Attachment B. Attachment B. Symetra Sites and Symetra Equipment is hereby replaced in its entirety with the attached Attachment B.

3.	Amendment to Attachment I. Attachment I. Managed Contracts is hereby replaced in its entirety with the attached Attachment I.

4.	Amendment to Attachment O. Attachment O. Approved Subcontractors is hereby replaced in its entirety with the attached Attachment O.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

By: /s/ Jay Orum

Title: Vice President

Date: 24 December 2013

XEROX BUSINESS SERVICES, LLC

By: /s/ Tom Schill
Title: Xerox SBU Executive
Date: 24 December 2013

SCHEDULE 7
AFFILIATES OF SYMETRA

1.	Symetra Financial Corporation

2.	Symetra National Life Insurance Corporation

3.	First Symetra National Life Insurance Company of New York

4.	Symetra Assigned Benefits Service Company

5.	Symetra Administrative Services, Inc.

6.	Symetra Securities, Inc.

7.	Clearscape Funding Corporation

8.	WSF Receivables I LLC

9.	Symetra Investment Management, Inc.

10.	Health Network Strategies, LLC

11.	TIF Invest III, LLC

12.	Medical Risk Managers, Inc.

ATTACHMENT B
SYMETRA SITES AND SYMETRA EQUIPMENT

Symetra Sites:

Office City Location	Address:
Ashland, WI	118 East Third St Ashland, Wisconsin 54806
Austin, TX	11782 Jolllyville Rd ,Suite 105A, Austin, TX 78759
Bethel Park, PA	2000 Oxford Dr, Suite 490, Bethel Park, PA 15102
Boston, MA	50 Congress St, Suite 620, Boston, MA 02109
Chicago, IL	125 South Wacker, Suite 275, Chicago, IL 60606
Enfield, CT	1699 King Street, Suite 300 Enfield, CT 06082
Exton, PA	1 E. Uwchlan Ave, Suite 303, Exton, PA 19341
Farmington, CT	Waterside 6 Office Park, 30 Waterside Dr, Ste 301, Farmington, CT 06032
Indianapolis, IN	9100 Keystone Crossing, Suite 440, Indianapolis, IN 46240
Miami, FL	7300 Corporate Center Dr, Suite 205, Miami, FL 33126
Norcross, GA	3740 Davinci Court, Suite 350, Norcross, GA 30092
Richardson, TX	740 E. Campbell Rd, Suite 560, Richardson, TX 75081
San Diego, CA	Pacific Center I, 1455 Frazee Rd, Suite 310, San Diego, CA 92108
Symetra Headquarters	777 108th Ave NE Suite 1200 Bellevue, WA 98004-5135
Waltham, MA	Suite 225, Building 3, 130 Turner St, Waltham, MA 02453

Symetra Equipment:

1.	Symetra-Owned Equipment: Two (2) Source Technologies ST-9530 MICR printers located in Bellevue, WA in Symetra print center as of the Effective Date.

2.	Symetra-Leased Equipment: None as of the Effective Date.

ATTACHMENT I
MANAGED CONTRACTS

As of the Restatement Date, the Managed Contracts are as follows:

1.	Two (2) Source Technologies ST-9530 MICR printers located in Bellevue, WA in Symetra print center

2.	Verizon Wireless- for All employees

3.	AT&T Wireless for All employees

4.	Comcast (service for broadband)

ATTACHMENT O
APPROVED SUBCONTRACTORS

No.	Subcontractor	Description of Subcontractor Services
1	Avaya	Telcom Hardware and Maintenance
2	Compucom	Remote Desktop Maintenance
3	HP	WINTEL Servers and Maintenance
4	IBM	Filenet Mainframe hardware and software WINTEL Servers and maintenance
5	Hitachi (M-Tech)	Provide P-Sync software
6	Pitney-Bowes	Postal Metering
7	Sun	Hardware and software support
8	Critical Watch	Vulnerability assessment scanner
9	RR Donnelley	Print and print programming Services
10	Cross – Telecom	Telcom hardware, software, and services reseller
11	Spherion	IT Contracting Services
12	SunGard	Disaster Recovery
13	Xerox	Print Services
14	KCI Headsets for Business, Inc.	Telcom headset and conferencing equipment
15	Veramark Technologies, Inc.	Call accounting and expense management solutions
16	Redsky Technologies	Deliver E911 software and solutions
17	Cache Valley Electric, Inc	Voice/Data Cabling
18	Spencer Technologies	DMARC Extensions – inside telcom wiring
19	Dell	WINTEL server hardware and maintenance
20	EMC	Data storage
21	Iron Mountain	Voice and Data Tape security storage
22	TekSystems	IT Contracting Services